UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 24, 2003
(Date of earliest event reported)

Virage, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30903	38-3171505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Borel Avenue, 100 South, San Mateo, CA	94402
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   650-573-3210

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated April 24, 2003

Item 9. Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure".

On April 24, 2003, Virage, Inc. issued a press release announcing its results for the three months ended March 31, 2003 and the fiscal year ending the same date. The press release is attached as Exhibit 99.1.

SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Virage, Inc. (Registrant)
April 24, 2003 (Date)	/s/ PAUL G. LEGO Paul G. Lego President & Chief Executive Officer